UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 24, 2007.

SINOBIOMED INC. (Exact name of registrant as specified in its chapter)

Delaware (State or other jurisdiction of incorporation	333-128399 (Commission File Number)	20-1945139 (IRS Employer Identification No.)

Lane 4705, No. 58, North Yang Gao Rd. Pudong New Area Shanghai, China (Address of principal executive offices)	201206 (Zip Code)

Registrant's telephone number, including area code 011-86-21-58546923

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 24, 2007, the Company issued 3,500,000 units (each a “Unit”) to 2 individuals/entities due to the closing of the second traunche of the Company’s private placement at $1.00 per Unit for total gross proceeds of $3,500,000. Each Unit consists of one share of common stock of the Company and one-half of one share purchase warrant, with each whole warrant entitling the holder to purchase one additional share of common stock of the Company at $1.75 per warrant share until May 24, 2009. The Company believes that the issuance is exempt from registration under Regulation S promulgated under the Act as the securities were issued to the entity through an offshore transaction which was negotiated and consummated outside of the United States.

In addition, on May 30, 2007, the Company issued 3,000,000 units (each a “Unit”) to 4 individuals/entities due to the closing of the third and fourth traunches of the Company’s private placement at $1.00 per Unit for total gross proceeds of $3,000,000. Each Unit consists of one share of common stock of the Company and one-half of one share purchase warrant, with each whole warrant entitling the holder to purchase one additional share of common stock of the Company at $1.75 per warrant share until May 30, 2009. The Company believes that the issuance is exempt from registration under Regulation S promulgated under the Act as the securities were issued to the entity through an offshore transaction which was negotiated and consummated outside of the United States.

In relation to the closing of the second, third and fourth traunches of the Company’s private placement offering at $1.00 per Unit entered into with the offshore investors, the Company has or will be paying a cash finder’s fee in the amount of $650,000 to Windsor Venture Capital Pte. Ltd. of Singapore.

ITEM 8.01 OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5, 99.6, 99.7, 99.8, 99.9 and 99.10.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit No.	Description
Exhibit 99.1	Press Release dated April 11, 2007
Exhibit 99.2	Press Release dated April 16, 2007.
Exhibit 99.3	Press Release dated April 17, 2007
Exhibit 99.4	Press Release dated April 24,2007
Exhibit 99.5	Press Release dated April 30, 2007
Exhibit 99.6	Press Release dated May 9, 2007
Exhibit 99.7	Press Release dated May 15, 2007
Exhibit 99.8	Press Release dated May 23, 2007
Exhibit 99.9	Press Release dated May 29, 2007
Exhibit 99.10	Press Release dated May 31, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 31, 2007

SINOBIOMED INC.

By:	/s/ Ka Yu
Name: Ka Yu
Title: Secretary, Treasurer and a Director